EXHIBIT 99.1

                          CONTINUATION SHEET TO FORM 4

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
NAME AND ADDRESS OF REPORTING PERSON:              HOWARD H. NEWMAN (1)
                                                   C/O WARBURG, PINCUS EQUITY PARTNERS, L.P.
                                                   466 LEXINGTON AVENUE
                                                   NEW YORK, NEW YORK 10017

ISSUER NAME AND TICKER OR TRADING SYMBOL:          ENCORE ACQUISITION COMPANY ("EAC")

STATEMENT FOR:                                     DECEMBER 2, 2003

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OTHER REPORTING PERSONS:                           SIGNATURES OF REPORTING PERSONS:


WARBURG, PINCUS EQUITY PARTNERS, L.P. (1)          WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                                   BY:  WARBURG, PINCUS & CO.



                                                   BY:
                                                       ----------------------------------
                                                       HOWARD H. NEWMAN, PARTNER





WARBURG PINCUS & CO. (1)                           WARBURG, PINCUS & CO.



                                                   BY:
                                                       ----------------------------------
                                                       HOWARD H. NEWMAN, PARTNER






WARBURG PINCUS LLC (1)                             WARBURG PINCUS LLC



                                                   BY:
                                                       ----------------------------------
                                                       HOWARD H. NEWMAN, VICE CHAIRMAN



(1) THE AMOUNT SHOWN IN TABLE I REPRESENTS THE BENEFICIAL OWNERSHIP OF THE ISSUER'S EQUITY SECURITIES BY WARBURG, PINCUS EQUITY PARTNERS, L.P. ("WPEP"), WHICH INCLUDES THREE AFFILIATED PARTNERSHIPS. WARBURG PINCUS & CO. ("WP") IS THE SOLE GENERAL PARTNER OF WPEP. WPEP IS MANAGED BY WARBURG PINCUS LLC ("WP LLC"). THE ADDRESS OF THE WARBURG PINCUS ENTITIES IS 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017. THE MEMBERS OF WP LLC ARE SUBSTANTIALLY THE SAME AS THE PARTNERS OF WP. BY REASON OF THE PROVISIONS OF RULE 16A-1 OF THE EXCHANGE ACT, WP AND WP LLC MAY BE DEEMED TO BE THE BENEFICIAL OWNERS OF THE COMMON STOCK HELD BY WPEP, ALTHOUGH BOTH WP AND WP LLC DISCLAIM BENEFICIAL OWNERSHIP OF THE COMMON STOCK EXCEPT TO THE EXTENT OF ANY PECUNIARY INTEREST THEREIN. MR. NEWMAN, A DIRECTOR OF EAC IS A GENERAL PARTNER OF WP AND A VICE CHAIRMAN AND MEMBER OF WP LLC. AS SUCH, MR. NEWMAN MAY BE DEEMED TO HAVE AN INDIRECT PECUNIARY INTEREST (WITHIN THE MEANING OF RULE 16A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934) IN AN INDETERMINATE PORTION OF THE SHARES OWNED BY WPEP, WP AND WP LLC. MR. NEWMAN DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES EXCEPT TO THE EXTENT OF ANY INDIRECT PECUNIARY INTEREST THEREIN. MR. NEWMAN DOES NOT DIRECTLY OWN ANY SHARES OF COMMON STOCK OF EAC.